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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):          July 19, 1999
                                                  -----------------------------

                                 FTM Media, Inc.
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             (Exact name of registrant as specified in its charter)


         Colorado                    33-80321                    84-1295270
----------------------------      ----------------           -------------------
(State or other jurisdiction      (Commission File             IRS Employer
      of incorporation)                Number)               Identification No.)


6991 East Camelback Road, Suite D-103, Scottsdale, Arizona        85251
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (480) 425-0099


                           Redwood Broadcasting, Inc.
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      (Former name or former address, if changed since last report.)




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ITEM 5.  OTHER EVENTS.

         At a July 19, 1999 Special Meeting of Stockholders of Redwood Broadcasting, Inc., a Colorado corporation (the "Company"), the Company's stockholders voted to approve a proposed amendment to the Company's Articles of Incorporation to change the name of the Company to "FTM Media, Inc."

         In connection with this name change, the Company subsequently changed its ticker symbol to "FTMM." The Company trades on the OTC Bulletin Board.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      List of Exhibits:

                  99.1 Press Release issued by Redwood Broadcasting, Inc. on July 14, 1999.

                  99.2     Press Release issued by FTM Media, Inc. on July 28,
                           1999.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                      REDWOOD BROADCASTING, INC.

Date: August 3, 1999                              By: /s/ Ron Conquest
      ------------------------                        --------------------------
                                                          Ron Conquest
                                                          President


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                                INDEX TO EXHIBITS



EXHIBIT NUMBER                 DESCRIPTION
--------------                 -----------

99.1                           Press Release issued by Redwood Broadcasting,
                               Inc. on July 14, 1999.

99.2                           Press Release issued by FTM Media, Inc. on
                               July 28, 1999.